THE ADVANTAGE ANNUITY

                           issued by

            AMERICAN REPUBLIC VARIABLE ANNUITY ACCOUNT
          Individual Deferred Variable Annuity Contract

Supplement Dated January 26, 1996 to Prospectus Dated May 1, 1995

     Changes in the Portfolios of PaineWebber Series Trust

     Supplements dated November 1, 1995 and August 1, 1995 to the prospectus dated May 1, 1995 described certain changes that were made and certain changes proposed to be made in the operations of three Portfolios of the PaineWebber Series Trust ("Trust") (Strategic Fixed Income Portfolio, Growth and Income Portfolio and Asset Allocation Portfolio) in which net premiums under the Advantage Annuity are invested. The shares of the seven Trust Portfolios are held by the corresponding Divisions of the American Republic Variable Annuity Account ("Variable Annuity Account") pursuant to allocation instructions of Owners of the Advantage Annuity contract. A summary of the current status of the latest changes is set forth below. For more complete information regarding the changes, see the prospectus of the PaineWebber Series Trust dated November 1, 1995 which accompanies this prospectus.

The Asset Allocation Division is now the Balanced Division

     Since August 14, 1995, the Asset Allocation Portfolio of the
Trust has been operated as a "balanced fund", in that it invests in a combination of equity securities, investment grade debt obligations and money market instruments.

     On December 28, 1995, another insurer using the Trust as the investment medium for its variable annuities obtained an Order from the Securities and Exchange Commission ("S.E.C.") permitting it to substitute shares of the Asset Allocation Portfolio for shares of the Trust's Balanced Portfolio which was not included as an investment medium for the Advantage Annuity and which, in addition, is no longer available to any insurer. On January 26, 1996, the substitution of shares of the Asset Allocation Portfolio for shares of the Balanced Portfolio was effected pursuant to the above-described S.E.C. Order. Monies formerly allocated to the Balanced Portfolio were transferred into the Asset Allocation Portfolio. Also, at that time, the names of both the Asset Allocation Portfolio and Variable Annuity Account Division were changed to "Balanced Portfolio" and "Balanced Division", respectively, to reflect the new Balanced Portfolio's investment policies.